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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): June 19, 2001


                              GOODRICH CORPORATION
               (Exact Name of Registrant as Specified in Charter)






New York                                 1-892                  34-0252680
(State or Other                       (Commission              (IRS Employer
Jurisdiction of                       File Number)           Identification No.)
 Incorporation)

                              Four Coliseum Centre
                              2730 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000


                           THE B.F. GOODRICH COMPANY
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information

                  None.

         (c)      Exhibits

                  Exhibit 99.1 An excerpt from presentation materials of senior executive officers of Goodrich Corporation to be delivered on June 20, 2001 at the Paris Air Show.

ITEM 9.  REGULATION FD DISCLOSURE

         Senior executive officers of Goodrich Corporation will address securities analysts at the Paris Air Show, Paris, France, on Wednesday, June 20, 2001. An excerpt from the presentation materials to be delivered by such officers at the Paris Air Show is filed as Exhibit 99.1 hereto.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE B.F.GOODRICH COMPANY
                                          (Registrant)


Date:  June 19, 2001                      By:      /s/ Kenneth L. Wagner
                                                   ---------------------------
                                                   Kenneth L. Wagner
                                                   Assistant Secretary

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